Velo3D 3D Systems EOS GE Additive Renishaw SLM Solutions TRUMPF •

0% 5% 10% 15% 20% 25% 30% Q122E Q222E Q322E Q422E Reported / Estimated Launch Pricing Overhead Absorption BoM Costs 0% 5% 10% 15% 20% 25% 30% Q122A Q222A Q322E Q422E Reported / Estimated Launch Pricing Overhead Absorption BoM Costs

VELO 3D

Second Quarter 2022 Supplementary Slides

Without Compromise

August 9, 2022



Disclaimer

Forward Looking Statement

This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1996. The Company's actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect", "estimate", "project", "budget", "forecast", "anticipate", "intend", "plan", "may", "will", "could", "should", "believes", "predicts", "potential", "continue", and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company's guidance for full year 2022 (including the Company's estimates for revenue, new and total customers, bookings, total shipments, units operating and bookings), the Company's expectations regarding its pricing, potential to become the largest company in metal additive manufacturing, improved production efficiencies and gross margin during 2022, the Company's strategic priorities for 2022 (including the Company's initiatives to manage its supply chain), the expected benefits of the Company's investments, the Company's expectations regarding its liquidity and capital requirements, and the Company's other expectations, hopes, beliefs, intentions or strategies for the future. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the "2021 10-K"), which was filed by the Company on March 28, 2022 and the other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the inability to recognize the anticipated benefits of the merger transaction, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees; (2) costs related to the merger transaction; (3) changes in the applicable laws or regulations; (4) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (5) the impact of the global COVID-19 pandemic; and (6) other risks and uncertainties indicated from time to time described in the 2021 10-K, including those under "Risk Factors" therein, and in the Company's other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

* Additional information on the use of Non-GAAP financial information, industry and market data and trademarks is included in the appendix of this presentation

Benny Buller
CEO

August 9, 2022



Differentiation Propelling Velo3D to Industry Leadership

Strong growth - from obscurity to scale

- >15x revenue growth since Q121
- Continued strong growth expected in 2H22
- On track to be PBF industry leader by end of 2022*

Innovation / differentiation key growth drivers

- Competing in different market than legacy AM
- Unique and differentiated technology
- Focus on parts not possible with legacy AM
- Significant untapped global market opportunity for high value metal parts

Global Metal Powder Bed Fusion System Revenues ($M)*
Leading Western Brands



VELO 3D
Q121
Q221
Q321
Q421
Q122
Q222
Velo3D
3D Systems
EOS
GE Additive
Renishaw
SLM Solutions
TRUMPF

- CONTEXT World - Shipment and Forecast report for Global AM / 3DP industry – June 30, 2022 (3D metal printer sales for leading western brands) – company estimate based on report

Q222 Highlights – Achieving Scale

Significant Q2 revenue growth - up 60% sequentially, >160% YoY

Strong bookings of $18M, backlog remains at $55M

High confidence in achieving 2022 revenue growth target - 225% YoY

- Driven by H1'22 revenue performance and growth in backlog

Successful ramp of Sapphire XC production – achieving scale

Expanded product leadership with Sapphire XC 1MZ

- Largest commercially available Metal PBF production system*
- Shipments to start in Q322

* Currently available from leading industry manufacturers



High Visibility to Achieve 2022 Revenue Guidance

>95% of 2022 revenue recognized, recurring or booked

Driven by strong 1H22 shipments / bookings

Reduced 2022 bookings gap from $21m to $3m

Focused on managing supply chain to meet forecasts

Current conditions remain challenging

Well positioned to achieve 2022 revenue plan of $89 million


$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
End of 2021
End of Q122
End of Q222
Rec Revenue
Recurring
Booked Backlog
Future Booking

1. End of Q222 expected recurring revenue net of 2022 recurring revenue recognized in Q122
2. Booked backlog category reflects estimated revenue from backlog to be shipped in 2022

V 3D

Efficiency Improvement Key to Long Term Growth Forecast

Initiatives to decrease in Bill of Materials costs

- Procurement of Sapphire XC integrated sub-assemblies
- Leverage scale to consolidate supply chain with key partners

Initiatives to reduce inventory / minimize supply shortages

- Improve and automate planning and procurement process
- Closer partnership with key suppliers - just-in-time delivery

Initiatives to reduce production cycle time and lower overhead cost

- Leverage experience – closed loop learning
- Significantly reduce post-production work
- Improve organizational learning and training



Bill McCombe
CFO

August 9, 2022



3D

Financial Summary

	Q2 22	Q1 22	Q2 21
Total Revenue	$19.6	$12.2	$7.1
Year of Sale	17.6	10.2	6.1
Recurring Revenue	2.0	2.0	1.0
Cost of Goods sold	18.4	12.2	5.0
Gross Profit	1.2	0.0	2.2
% Gross Margin	6%	0%	31%
Total Operating Expenses	27.5	28.2	14.0
Adjusted Operating Expenses[1]	22.5	23.2	11.6
Adjusted EBITDA[1]	(19.8)	(22.0)	(9.1)
Net Income (Loss)	128.0	(65.3)	(12.5)

1. Reconciliations to U.S. generally accepted accounting principles (GAAP) financial measures are presented under "Non-GAAP Financial Information." Adjusted Operating Expenses excludes stock-based compensation. Adjusted EBITDA excludes interest expense, tax expense, depreciation and amortization, stock-based compensation and fair value liabilities.

2H22 Gross Margin – Supply Chain Impact

Q2 gross margin in line with expectations

Total launch customer pricing impact as expected – more linear through 2022 than plan

Overhead savings close to plan – driven by scale up

Expected improvement in BoM costs shifts to 1H23

- Supply chain challenges - delaying cost savings / margin improvement
- Substantial pre-purchasing of higher cost components for 2H22 production
- Material shortages driving higher expedited shipping costs

Entering new supply contracts – 1H23 benefits

- Cost reduction driver – benefitting from larger scale
- Shift to just in time delivery improves production efficiency



March 2, 2022 Forecast*
30%
25%
20%
15%
10%
5%
0%
Q122E
Q222E
Q322E
Q422E
Reported / Estimated
Launch Pricing
Overhead Absorption
BoM Costs



August 9, 2022 Forecast
30%
25%
20%
15%
10%
5%
0%
Q122A
Q222A
Q322E
Q422E
Reported / Estimated
Launch Pricing
Overhead Absorption
BoM Costs

*Plan as originally provided during Company's Q421 earnings conference call – March 2, 2022

Strong Balance Sheet Supports Growth Plan


$186m
$20
$19
$5
$142m
Q1 2022 End
Adj. EBITDA
Working Capital
Capex
Q2 2022 End

Balance Sheet – June 30, 2022 ($m)	
Cash and Investments	$142
Other Current Assets	81
Long Term Assets	40
Total Assets	$263
Current Liabilities (less debt)	48
Total Debt	7
Long Term Liabilities	8
Earnout/Warrant Liability	17
Shareholders Equity	183
Total Liabilities and Equity	$263

Summary / Outlook

Reiterating 2022 revenue guidance of $89 million on continued strong demand

- Significant visibility - >95% of forecast recognized, booked or recurring
- Strong 1H22 execution / Q2 bookings of $18 million / $55 million in backlog
- Differentiation driving growth – on track to become market leader in Metal AM as early the end of 2022*

Business continues to evolve due to new products and changing customer demand trends

- Product mix shift – significantly higher ASP than forecasted offset by lower unit count vs plan
- Change in customer mix - higher recurring purchasing rate from existing customers vs initial model

Positioning to efficiently scale company for continued growth / profitability in 2023

* CONTEXT World - Shipment and Forecast report for Global AM / 3DP industry – June 30, 2022 (3D metal printer sales from leading western brands)

Q&A



Appendix

+1 (408) 610-3915

info@velo3d.com

511 Division St.
Campbell, CA 95008

Non-GAAP Reconciliation - Adjusted Operating Expenses (Unaudited)

Velo3D, Inc.
NON-GAAP Adjusted Operating Expenses Reconciliation
(Unaudited)

	Three months ended				Six months ended				Three months ended			
	June 30, 2022		June 30, 2021		June 30, 2022		June 30, 2021		March 31, 2022		March 31, 2021	
	(In thousands, except for percentages)											
		% of Rev		% of Rev		% of Rev		% of Rev		% of Rev		% of Rev
Revenue	$ 19,644	100.0%	$ 7,146	100.0%	$ 31,862	100.0%	$ 8,318	100.0%	$ 12,218	100.0%	$ 1,172	100.0%
Operating expenses												
Research and development	12,965	66.0%	6,399	89.5%	25,880	81.2%	11,094	133.4%	12,915	105.7%	4,695	400.6%
Selling and marketing	6,249	31.8%	2,337	32.7%	12,232	38.4%	4,360	52.4%	5,983	49.0%	2,023	172.6%
General and administrative	8,259	42.0%	5,218	73.0%	17,549	55.1%	10,004	120.3%	9,290	76.0%	4,786	408.4%
Total operating expenses	**27,473**	139.9%	**13,954**	195.3%	**55,661**	174.7%	**25,458**	306.1%	**28,188**	230.7%	**11,504**	981.6%
Stock-based compensation	4,976	25.3%	760	10.6%	9,933	31.2%	1,075	12.9%	4,957	40.6%	315	26.9%
Merger related transactional costs	-	0.0%	1,583	22.2%	-	0.0%	3,514	42.2%	-	0.0%	1,931	164.8%
Adjusted operating expenses	**$ 22,497**	114.5%	**$ 11,611**	162.5%	**$ 45,728**	143.5%	**$ 20,869**	250.9%	**$ 23,231**	190.1%	**$ 9,258**	789.9%

3D

Non-GAAP Reconciliation - Adjusted EBITDA (Unaudited)

Velo3D, Inc.
NON-GAAP Adjusted EBITDA Reconciliation
(Unaudited)

	Three months ended				Six months ended				Three months ended			
	June 30, 2022		June 30, 2021		June 30, 2022		June 30, 2021		March 31, 2022		March 31, 2021	
	(In thousands, except for percentages)											
		% of Rev		% of Rev		% of Rev		% of Rev		% of Rev		% of Rev
Revenue	$ 19,644	100.0%	$ 7,146	100.0%	$ 31,862	100.0%	$ 8,318	100.0%	$ 12,218	100.0%	$ 1,172	100.0%
Net Income (Loss)	127,950	651.3%	(12,538)	-175.5%	62,608	196.5%	(26,086)	-313.6%	(65,341)	-534.8%	(13,548)	-1156.0%
Interest expense	92	0.5%	524	7.3%	233	0.7%	644	7.7%	141	1.2%	120	10.2%
Tax expense	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Depreciation and amortization	1,087	5.5%	329	4.6%	2,108	6.6%	692	8.3%	1,021	8.4%	363	31.0%
EBITDA	$ 129,129	657.3%	$ (11,685)	-163.5%	$ 64,949	203.8%	$ (24,750)	-297.5%	$ (64,179)	-525.3%	$ (13,065)	-1114.8%
Stock-based compensation	4,976	25.3%	760	10.6%	9,933	31.2%	1,075	12.9%	4,957	40.6%	315	26.9%
(Gain) Loss on fair value of warrants	(23,665)	-120.5%	227	3.2%	(17,651)	-55.4%	1,741	20.9%	6,014	49.2%	1,514	129.2%
(Gain) Loss on fair value of contingent earnout liabilities	(130,227)	-662.9%	-	0.0%	(98,995)	-310.7%	-	0.0%	31,232	255.6%	-	0.0%
Adjusted EBITDA	$ (19,787)	-100.7%	$ (10,698)	-149.7%	$ (41,764)	-131.1%	$ (21,934)	-263.7%	$ (21,976)	-179.9%	$ (11,236)	-958.7%
Merger related transactional costs	-		1,583		-		3,514		-		1,931	
Adjusted EBITDA excluding merger related transactional costs	$ (19,787)		$ (9,115)		$ (41,764)		$ (18,420)		$ (21,976)		$ (9,305)	

3D

Non-GAAP Reconciliation - Non-GAAP Net Income (Loss) (Unaudited)

Velo3D, Inc.
NON-GAAP Net Income (Loss) Reconciliation
(Unaudited)

(In thousands, except for percentages)

	Three months ended				Six months ended				Three months ended			
	June 30, 2022		June 30, 2021		June 30, 2022		June 30, 2021		March 31, 2022		March 31, 2021	
		% of Rev		% of Rev		% of Rev		% of Rev		% of Rev		% of Rev
Revenue	$ 19,644	100.0%	$ 7,146	100.0%	$ 31,862	100.0%	$ 8,318	100.0%	$ 12,218	100.0%	$ 1,172	100.0%
Gross Profit	1,232	6.3%	2,184	30.6%	1,247	3.9%	1,794	21.6%	15	0.1%	(390)	-33.3%
Net Income (Loss)	**$ 127,950**	651.3%	**$ (12,538)**	-175.5%	**$ 62,608**	196.5%	**$ (26,086)**	-313.6%	**$ (65,341)**	-534.8%	**$ (13,548)**	-1156.0%
Stock-based compensation	4,976	25.3%	760	10.6%	9,933	31.2%	1,075	12.9%	4,957	40.6%	315	26.9%
(Gain) Loss on fair value of warrants	(23,665)	-120.5%	227	3.2%	(17,651)	-55.4%	1,741	20.9%	6,014	49.2%	1,514	129.2%
(Gain) Loss on fair value of contingent earnout liabilities	(130,227)	-662.9%	-	0.0%	(98,995)	-310.7%	-	0.0%	31,232	255.6%	-	0.0%
Merger related transactional costs	-	0.0%	1,583	22.2%	-	0.0%	3,514	42.2%	-	0.0%	1,931	164.8%
Non-GAAP Net Income (Loss)	**$ (20,966)**	-106.7%	**$ (9,968)**	-139.5%	**$ (44,105)**	-138.4%	**$ (19,756)**	-237.5%	**$ (23,138)**	-189.4%	**$ (9,788)**	-835.2%

Disclaimer

Industry and Market Data

In this presentation, the Company relies on and refers to publicly available information and statistics regarding the market in which the Company competes and other industry data. The Company obtained this information and statistics from third-party sources, including reports by market research firms and company filings. While the Company believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. The Company has not independently verified the information provided by third-party sources.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of the respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Non-GAAP Financial Information

The Company uses non-GAAP financial measures, such as Adjusted operating expenses, EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding merger costs and loss on convertible note extinguishment, and Non-GAAP net income (loss), to help it make strategic decisions, establish budgets and operational goals for managing its business, analyze its financial results and evaluate its performance. The Company also believes that the presentation of these non-GAAP financial measures in this presentation provides an additional tool for investors to use in comparing the Company's core business and results of operations over multiple periods. However, the non-GAAP financial measures presented in this presentation may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. The non-GAAP financial measures presented in this presentation should not be considered as the sole measure of the Company's performance and should not be considered in isolation from, or as a substitute for, comparable financial measures calculated in accordance with generally accepted accounting principles accepted in the United States ("GAAP"). For reconciliations of these non-GAAP financial measures to the Company's GAAP financial measures, see Appendix A to this presentation. You should review these reconciliations and not rely on any single financial measure to evaluate the Company business.